EXHIBIT (10)(K)

                ESCROW AGREEMENT FOR A NATURAL RESOURCE COMPANY

THIS AGREEMENT made in triplicate this 26th day of July 1996 AMONG:

                                             Those parties listed on
                                             Schedule `A' hereto
                                             (hereinafter jointly and
                                             severally called the
                                             "Vendors")

                                             and

                                             Montreal Trust Company of Canada
                                             600, 530-8th Avenue, S.W., Calgary,
                                             AB, T2P 3S8 (hereinafter called the
                                             "Trustee")

                                             and

                                             Seven Seas Petroleum Inc. of
                                             80-885 West Georgia Street,
                                             Vancouver, BC V6C 3H1
                                             (hereinafter called the
                                             "Issuer")

WHEREAS the Vendors or predecessors in title of one or more of them and the Issuer (among others) entered into an agreement dated as of the 26th day of July, 1996, whereby the Vendors or such predecessors agreed to sell or otherwise transfer certain working interests in the Dindal and Rio Seco association contracts located in Colombia (the "Property") to a wholly-owned subsidiary of the Issuer, the consideration for such property being at least in part the issuance of securities by the Issuer or the transfer of securities of the Issuer to the Vendors or such predecessors, the number of securities subject to this agreement (the "escrowed securities") and the names of the Vendors presently owning or to receive such securities, being respectively and more particularly described in Schedule "A" attached to and forming part of this agreement;

AND WHEREAS in furtherance of complying with the requirements of the SECURITIES ACT, the Vendors are desirous of depositing in escrow certain securities in the Issuer owned or to be received by them;
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AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

NOW THEREFORE this agreement witnesseth that in consideration of the aforesaid agreements and other good and valuable consideration (the receipt and sufficiency of which parties do hereby respectively acknowledge each to the other), the Vendors jointly and severally covenant and agree with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree each with the other and with the Vendors jointly and severally as follows:

(1) Each of the Vendors hereby places and deposits in escrow those of the Vendor's securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" hereto, with the Trustee and hereby undertakes and agrees forthwith to deliver those certificates (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow.

(2) The parties hereby agree that the securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with, except in accordance with the terms of this agreement or any written consent, order or direction in writing of the Ontario Securities Commission (hereinafter referred to as the "Commission") or except as may be required by reason of the death or bankruptcy of any Vendor, in which cases the Trustee shall hold the said certificates, subject to this agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

(3) The Vendors hereby direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof except in accordance with the terms of this agreement or any written consent, order or direction of the Commission. The Trustee hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and any written consent, orders or directions of the Commission. Nothing in this agreement shall prevent the Vendors from exchanging the escrowed securities (which, initially, shall be special warrants or convertible securities of the Issuer) in accordance with their terms for common shares of the Issuer and the Trustee shall take such steps and perform such acts as may be
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                                      3

necessary in order to effect any such exchange upon receipt of a written direction from the Vendor or the Vendor's representative in respect of its escrowed securities provided that the Issuer's common shares delivered to the Trustee in exchange for the escrowed securities shall be held by the Trustee in accordance with the terms of this agreement as if they were the escrowed securities.

(4) If during the period in which any of the said securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be forthwith paid or transferred to the respective registered owner entitled thereto.

(5) All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

(6) The Vendors and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

(7) The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

(8) The written consent, order or direction of the Commission as to a release from escrow of all or part of the said securities, shall terminate this agreement only in respect to those securities so released.

(9) Subject to any other release consented to by the Commission, the escrowed securities shall be released from the terms of this agreement on the earlier of:

            a. on each of the first three anniversaries of the date of the initial issuance of the escrowed securities: one third of the escrowed securities so that after the third anniversary of such date all of the escrowed securities shall be released from the terms of this agreement; and

            b. such date, from time to time, as a Vendor or the Issuer provides staff of the Commission with technical reports acceptable to the Director that establish a determinate value for the Property (as at April 25, 1996) of U.S. $118,908,000 or more;
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                  provided that proportionate releases from escrow will be
                  permitted based on interim technical reports that establish a determinate value of less than U.S. $118,908,000.

(10) If the Trustee should wish to resign, it shall give at least six months notice to the Issuer, who may, with the written consent of the Commission, by writing appoint another Trustee in its place and such appointment shall be binding on the Vendors and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

(11) This agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

(12) Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

(13) This agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.
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IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

                                             Seven Seas Petroleum Inc.

                                             By:

SIGNED, SEALED AND DELIVERED by              )
Robert A. Hefner, III for and                )
on behalf of:                                )
JOSE FRANCISCO AMBROSI FILARDI               )
FRANCISCO JAVIER MUNOZ CALLE                 )
RUDOLF KLING                                 )
FAR RIVER CORPORATION                        )
VICTORIA OWEN DE PANERO                      )
SOUTHAMERICAN HOLDING, CORP.                 )
ENCHANTED INTERNATIONAL INC.                 )
NAKURU HOLDINGS, INC.                        )
FERNANDO LOBO-GUERRERO OSORIO                )
MORAGA, S.A.                                 )
SHARMOR, INC.                                )
MAURICIO TORO                                )
                                             )
                                             )
Witness                                      )   BY ROBERT A. HEFNER, III
                                                 as attorney

                                             )
Witness                                      )   ROBERT A. HEFNER, III

                                                 The GHK Corporation

                                                 By:
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                                      6

SIGNED, SEALED AND DELIVERED BY              )
Robert A. Hefner, III for and                )
on behalf of:                                )
BREENE M. KERR                               )
PETROLEUM PROPERTIES                         )
  MANAGEMENT COMPANY                         )
GWEN D. SHARP                                )
MARK THOMSON BT.                             )
CHARLES B. ISRAEL                            )
JUSTIN B. ISRAEL                             )
                                             )
                                             )

Witness                                          BY ROBERT A. HEFNER, III
                                                 as attorney